Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Las Vegas Railway Express, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Barron, Chief Executive Officer and Wanda Witoslawski, Chief Financial Officer hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 12, 2013

/s/ Michael A. Barron
       Michael A. Barron
       Chief Executive Officer (principal executive officer)

         /s/ Wanda Witoslawski
       Wanda Witoslawski
       Chief Financial Officer (principal financial officer)